NATIONS FUND TRUST
                               NATIONS FUND, INC.
                          NATIONS FUND PORTFOLIOS, INC.

                       Supplement dated December 17, 1998
                      to Prospectuses dated August 1, 1998

      The combined prospectuses for the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the funds of Nations Fund Trust, Nations Fund, Inc. and Nations Fund Portfolios, Inc. are hereby supplemented by deleting the paragraphs referencing the services of Stephens Inc. as administrator, First Data Investor Services Group, Inc. as co-administrator and NBAI as sub-administrator under the heading "How The Funds Are Managed--Other Service Providers" and inserting the following:

            Stephens Inc. ("Stephens"), with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as administrator of Nations Funds. On December 1, 1998, NBAI began serving as co-administrator of the Funds with Stephens. Under the new arrangements, which will become effective on a Fund by Fund basis during the fourth quarter of 1998 and the first quarter of 1999, Stephens and NBAI provide various administrative, accounting and corporate secretarial services to the Funds. Stephens and NBAI shall be entitled to receive a combined fee at the indicated annual rate of the following Funds' average daily net assets: money market Funds -- .10% (which is the same contractual rate as the prior arrangements), fixed income Funds -- .12%, international Funds -- .12%, domestic equity Funds -- .13%, as well as certain out-of-pocket expenses. These fee rates will become effective for all of the Funds by the end of the first quarter of 1999.

            Effective at the same time as each Fund's new co-administration arrangements, The Bank of New York ("BNY") will begin serving as sub-administrator for the Fund. Under the sub-administration arrangements, BNY assists NBAI and Stephens in performing certain administrative and accounting services.



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